UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 7, 2005
                                (Date of Report)


                         NANOSCIENCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                   000-26067                     87-0571300
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


                      45 ROCKEFELLER PLAZA, SUITE 2000 #43
                               NEW YORK, NY 10111
                    (Address of principal executive offices)


                                 (281) 332-3443
              (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report.)




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This Report on Form 8-K being filed by Nanoscience Technologies, Inc., a Nevada corporation (the "Registrant") relates to the Registrant's change of independent public accountants.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Termination of previous independent public accountants:

         (1) On November 3, 2005, HJ & Associates, LLC ("HJ & Associates") resigned as the Registrant's independent auditors.

         (2) HJ & Associates submitted audit reports on the Registrant's financial statements for the years ended September 30, 2003 and September 30, 2004 and for the quarters ended March 31, 2004, June 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005. The audit reports submitted by HJ & Associates for the years ended September 30, 2003 and September 30, 2004 each included a modification as to the Registrant's ability to continue as a going concern. Such modification was based upon the Registrant's status as a development stage company with no significant operating history. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications. HJ & Associates did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

         (3) The resignation of HJ & Associates was unanimously accepted by the Board of Directors of the Registrant on November 3, 2005.

         (4) During the relevant periods in which HJ & Associates served as the Registrant's auditors, there were no disagreements between HJ & Associates and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, would have caused HJ & Associates to make reference thereto in, or in connection with, its reports on financial statements for the years or such interim period.

         (5) HJ & Associates has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)      Appointment of Independent Auditors

         (1) On November 3, 2005 the Registrant's Board of Directors ratified the engagement of Goldstein Golub Kessler LLP, as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized HK & Associates to fully respond to any and all inquiries of Goldstein Golub Kessler LLP, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Goldstein Golub Kessler LLP, neither the Registrant


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(nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed Goldstein Golub Kessler LLP to review this Form 8-K before it was filed with the Commission. Goldstein Golub Kessler LLP has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a) None.

              (b) None.

              (c) Exhibits.

              Exhibit 16.1      Letter from HK & Associates, LLC dated
                                November 4, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 7, 2005


                                       NANOSCIENCE TECHNOLOGIES, INC.

                                       /s/ David Rector
                                       ------------------------------------
                                       Name: David Rector
                                       Title: Chief Operating Officer